Exhibit 99.1

UserTesting Announces Expiration of “Go-Shop” Period

SAN FRANCISCO--(BUSINESS WIRE)-- UserTesting (NYSE: USER), a leader in video-based human insight, today announced the expiration of the “go-shop” period under the terms of the previously announced definitive agreement, pursuant to which Thoma Bravo, a leading software investment firm, and Sunstone Partners, will acquire UserTesting in an all-cash transaction that values UserTesting at approximately $1.3 billion. The “go-shop” period expired at 11:59 p.m. (Eastern Time) on December 10, 2022.

Pursuant to the merger agreement, UserTesting’s Board of Directors, with the assistance of Morgan Stanley & Co. LLC (“Morgan Stanley”), UserTesting’s exclusive financial advisor, actively solicited alternative acquisition proposals from potentially interested third parties; however, during the “go-shop” period UserTesting did not receive any alternative acquisition proposals from any third party.

The transaction is expected to close in the first half of 2023, subject to customary closing conditions, including approval by UserTesting shareholders and receipt of regulatory approvals. Upon closing of the transaction, UserTesting’s common stock will no longer be listed on any public market.

About UserTesting

UserTesting (NYSE: USER) has fundamentally changed the way organizations get insights from customers with fast, opt-in feedback and experience capture technology. The UserTesting® Human Insight Platform taps into our global network of real people and generates video-based recorded experiences, so anyone in an organization can directly ask questions, hear what users say, see what they mean, and understand what it’s actually like to be a customer. Unlike approaches that track user behavior then try to infer what that behavior means, UserTesting reduces guesswork and brings customer experience data to life with human insight. UserTesting has more than 2,500 customers, including more than half of the world’s top 100 most valuable brands according to Forbes. UserTesting is headquartered in San Francisco, California. To learn more, visit www.usertesting.com.

About Thoma Bravo

Thoma Bravo is one of the largest private equity firms in the world, with more than $120 billion in assets under management as of September 30, 2022. The firm invests in growth-oriented, innovative companies operating in the software and technology sectors. Leveraging the firm's deep sector expertise and proven strategic and operational capabilities, Thoma Bravo collaborates with its portfolio companies to implement operating best practices, drive growth initiatives and make accretive acquisitions intended to accelerate revenue and earnings. Over the past 20 years, the firm has acquired or invested in more than 420 companies representing over $235 billion in enterprise value1. The firm has offices in Chicago, Miami and San Francisco. For more information, visit www.thomabravo.com.

About Sunstone Partners

Sunstone Partners is a growth-oriented private equity firm that makes majority and minority investments in technology-enabled services and software businesses. Sunstone Partners first invested in UserZoom in 2016 and remains a significant minority owner. Founded in 2015, the firm has over $1.7 billion committed to its three funds. Sunstone Partners has been recognized as one of Inc. magazine’s “Founder-Friendly Investors” in 2020, 2021, and 2022. For more information, visit www.sunstonepartners.com.

Additional Information and Where to Find It

In connection with the proposed transaction, UserTesting filed with the Securities and Exchange Commission (SEC) a definitive proxy statement on December 6, 2022, which has been mailed to UserTesting’s stockholders. UserTesting has and will continue to file relevant materials with the SEC in connection with the proposed acquisition of UserTesting. USERTESTING’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders of UserTesting can obtain a free copy of these documents at the website maintained by the SEC at www.sec.gov or free of charge at https://ir.usertesting.com.

Participants in the Solicitation

UserTesting and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding UserTesting’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in UserTesting’s proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 20, 2022, and in UserTesting’s definitive proxy statement with respect to the proposed transaction and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on UserTesting’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by UserTesting, Thoma Bravo and Sunstone Partners, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond UserTesting’s control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely manner or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of UserTesting’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic, inflation, foreign exchange rates and general economic conditions on UserTesting’s business; (iii) UserTesting’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm UserTesting’s business, including current plans and operations; (vii) attraction and retention of qualified employees; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) general economic and market developments and conditions; (x) UserTesting’s ability to stay in compliance with laws and regulations that currently apply or become applicable to UserTesting’s business both in the United States and internationally; (xi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect UserTesting’s financial performance; (xii) restrictions during the pendency of the proposed transaction that may impact UserTesting’s ability to pursue certain business opportunities or strategic transactions; and (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as UserTesting’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the definitive proxy statement filed with the SEC in connection with the proposed transaction. While the list of factors presented here and in the definitive proxy statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on UserTesting’s financial condition, results of operations or liquidity. UserTesting does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

1 Includes control and non-control investments.

For UserTesting

Investor Relations Contact:

Sapphire Investor Relations, LLC

Erica Mannion and Mike Funari

ir@usertesting.com

617-542-6180

Media Contact:

UserTesting, Inc.

press@usertesting.com

Or

FGS Global

John Christiansen / Danya Al-Qattan

john.christiansen@fgsglobal.com / danya.al-qattan@fgsglobal.com

For Thoma Bravo

Thoma Bravo Communications

Megan Frank

(212) 731-4778

mfrank@thomabravo.com

Or

FGS Global

Liz Micci / Nicky Bryan

liz.micci@fgsglobal.com / nicky.bryan@fgsglobal.com

(347) 675-2883 / (646) 436-6126

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